UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2018

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 6, 2018, PM Group, S.p.A. (“PM Group”), the Italian subsidiary of Manitex International, Inc. (the “Company”), and PM Group’s subsidiary Oil & Steel S.p.A. (“Oil & Steel”) entered into a Debt Restructuring Agreement (the “Restructuring Agreement”) with Banca Monte dei Paschi di Siena S.p.A., Banca Nazionale del Lavoro S.p.A., BPER Banca S.p.A., Cassa di Risparmio in Bologna S.p.A. and Unicredit S.p.A. (collectively the “Lenders”), and Loan Agency Services S.r.l. (the “Agent”). The Restructuring Agreement, which replaces the previous debt restructuring agreement with the Lenders entered into in 2014, provides for, among other things:

•

The provision of subordinated shareholders’ loans by the Company to PM Group, consisting of (i) conversion of an existing trade receivable in the amount of €3.1 million into a loan; (ii) an additional subordinated shareholders’ loan in the aggregate maximum amount of up to €2.4 million, to be made currently; and (iii) a further loan of €1.8 million to be made by December 31, 2018, in each case to be used to repay a portion of PM Group’s outstanding obligations to the Lenders;

•

Amendments to the 2014 put and call options agreement with BPER to, among other things, extend the exercise of the options until the approval of PM Group’s financial statements for the 2021 fiscal year and permit the assignment of certain subordinated receivables to the Company; and

•	New amortization and repayment schedules for amounts owed by PM Group to the Lenders under the various outstanding tranches of indebtedness, along with revised interest rates and financial covenants.

The foregoing description of the Restructuring Agreement is qualified in its entirety by reference to the full text of the Restructuring Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	English translation of Debt Restructuring Agreement, dated March 6, 2018, by and among PM Group S.p.A. and Oil & Steel S.p.A., Loan Agency Services S.r.l. and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ David J. Langevin
Name:	David J. Langevin
Title:	Chief Executive Officer

Date: March 12, 2018